UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2018

ICOX INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55049	27-3098487
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4101 Redwood Ave., Building F, Los Angeles, CA 90066
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 424.570.9446

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On November 5, 2018, we entered into five amendment agreements (each, an “Amendment Agreement”) with Oceanside Strategies Inc. (“Oceanside”), pursuant to which our company and Oceanside agreed to amend the terms of five previously issued convertible notes (each, a “Note”) outstanding in favor of Oceanside in the aggregate principal amount of US$175,325. Pursuant to the Amendment Agreements, the parties agreed to: (i) reduce the interest payable to Oceanside under the Notes from 18.0% per annum to 8.0% per annum effective as of December 1, 2018, and (ii) make the interest payable only in cash on a quarterly basis commencing as of December 1, 2018.

The Notes were issued on September 14, 2015 (with the principal amount of US$73,825), December 30, 2016 (with the principal amount of US$50,000), December 30, 2016 (with the principal amount of US$21,500), March 2, 2017 (with the principal amount of US$20,000) and June 8, 2017 (with the principal amount of US$10,000).

We previously issued the Notes to one non-U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in offshore transactions in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 is responsive to the information required by this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 is responsive to the information required by this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amendment Agreement dated November 5, 2018 with Oceanside Strategies Inc.

10.2	Amendment Agreement dated November 5, 2018 with Oceanside Strategies Inc.

10.3	Amendment Agreement dated November 5, 2018 with Oceanside Strategies Inc.

10.4	Amendment Agreement dated November 5, 2018 with Oceanside Strategies Inc.

10.5	Amendment Agreement dated November 5, 2018 with Oceanside Strategies Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOX INNOVATIONS INC.

/s/ Bruce Elliott
Bruce Elliott
President

November 7, 2018